UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: August 20, 2008
(Date of earliest event reported)

Lancaster Colony Corporation
(Exact name of registrant as specified in its charter)
Commission file number 000-04065

Ohio	13-1955943
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

37 West Broad Street Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)
614-224-7141
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On August 20, 2008, Lancaster Colony Corporation (the “Company”) issued a press release announcing that its annual meeting will be held on Monday, November 17, 2008 at the Hilton Columbus at Easton at 11:00 a.m. with a record date of Friday, September 19, 2008 for notice and voting at the meeting.
     The Company’s Board of Directors approved a quarterly cash dividend of 28 cents per share on the Company’s common stock, to be paid on September 30, 2008 to shareholders of record on September 10, 2008.
     A copy of a press release issued by the Company is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits:
          99.1       Press Release dated August 20, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lancaster Colony Corporation

(Registrant)

Date: August 20, 2008	By:	/s/John L. Boylan

John L. Boylan Treasurer, Vice President, Assistant Secretary, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description	Located at

99.1	Press Release dated August 20, 2008	Filed herewith